                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------



          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 12, 1997, among Three Rivers Holding Corp. ("Holdings"), a Delaware corporation, Three Rivers Acquisition Corp. ("Acquisition Corp."), a Delaware corporation, SMT Health Services Inc. ("SMT"), a Delaware corporation, (Acquisition Corp. and SMT each a "Borrower" and, collectively, "the Borrowers"), the lender party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Bank"), BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks and each of the banks listed on Schedule A hereto (each, a "New Bank" and, collectively, the "New Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, Holdings, the Borrowers, the Existing Bank, and the Agent are parties to a Credit Agreement, dated as of August 5, 1997 (the "Credit Agreement");


          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:


          1. The definition of "Scheduled Commitment Reduction Date" appearing in Section 3.03(c) is hereby amended by (i) deleting the text "August 31, 2002" appearing therein and inserting in lieu thereof the text "August 31, 2001" and
(ii) deleting the text "August 31, 2003" appearing therein and inserting in lieu thereof the text "August 31, 2002".


          2. The definitions of "Applicable RL Commitment Fee Percentage", "Applicable Excess Cash Flow Percentage" and "Applicable Prepayment Percentage" appearing in Section 11 are hereby amended by inserting the phrase "with respect to Revolving Loans" immediately after the phrase "Interest Reduction Discount then in effect" appearing therein.

          3.  The definition of "Interest Reduction Discount" appearing in
Section 11 is hereby amended by:


          (i) inserting the phrase "(1) for all purposes of determining interest with respect to Revolving Loans and Swingline Loans," immediately prior to the phrase "(x) zero or (y) the respective percentage per annum set forth in clause (A), (B), (C), (D) or (E) below if," appearing therein;


          (ii) deleting the period at the end of the first sentence thereof and inserting a semicolon in lieu thereof;


          (iii) inserting the following text after clause (E) of, and as part of, the first sentence thereof:


               "or (2) for all purposes of determining interest with respect to Term Loans, (x) zero or (y) the respective percentage per annum set forth in clause (A) or (B) below, if, but only if, as of the Test Date most recently ended prior to such Start Date the conditions in clause (A) or (B) below are met:


                    (A) 1/4 of 1% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.00:1.00 and the conditions set forth in clause (B) below are not satisfied; or


                    (B) 1/2 of 1% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.00.";


          (iv) deleting the word "clause" appearing in the final sentence of such definition and inserting in lieu thereof the following text: "(x) in the case of Revolving Loans and Swingline Loans, clause (1)"; and


          (v) inserting the following text immediately at the end of, and as part of, the last sentence of such definition: "or (y) in the case of Term Loans, clause (2)(A) or (B), if any, contained in this definition shall be applicable."


          4. The Existing Bank hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from the Existing Bank, that interest in and to each of the Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") as set forth on, and in respect of the credit facilities listed on, Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank, including, without limitation, (x) in the case of any assignment of all or any portion of the Total Term Loan Commitment, all rights and obligations with respect to such New Bank's Pro Rata Share of such Total Term Loan Commitment, including all such rights and obligations with respect to such New Bank's Pro Rata Share of outstanding Term Loans, and (y) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to such New Bank's Pro Rata Share of such Total Revolving Loan Commitment, including all such rights and obligations with respect to such New Bank's Pro Rata Share of outstanding Revolving Loans, Swingline Loans and Letters of Credit. After giving effect to this Amendment, the Existing Bank's and New Banks' Term Loan Commitment, outstanding Term Loans and Revolving Loan Commitment will be as set forth on Schedule C hereto.


          5. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) each Borrower agrees that it will issue an appropriate Term Note and/or Revolving Note, as the case may be, to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.


          6. On and after the First Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting Schedule II in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule D hereto.


          7. The Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings, the Borrowers or any of their respective Subsidiaries or the performance or observance by Holdings, the Borrowers or any of their respective Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          8. Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent relevant, agrees to promptly submit to the Borrowers and the Agent the appropriate Internal Revenue Service Forms described in Section 13.04(b) of the Credit Agreement.


          9. The Existing Bank, the New Banks and the Agent hereby agree that all amounts accrued with respect to the Commitments, the Loans or the Letters of Credit prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 15 of this Amendment, shall be for the account of the Existing Bank and that all such amounts accrued after the delivery of such amounts referred to in clause (ii) of such Section 15 shall be for the account of such New Bank based upon its Pro Rata Share.


          10. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each New Bank delivers the amount referred to in clause (ii) of Section 15 of this Amendment, such New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 13.17 of the Credit Agreement, the Agent shall record the transfers contemplated hereby in the Register.


          11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.


          12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


          14. Subject to Section 15 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) Holdings, each Borrower, the Agent, the Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) each New Bank shall have delivered to the Agent for the account of the Existing Bank, an amount equal to such New Bank's Pro Rata Share of the principal amount of the outstanding Loans.


          15. Notwithstanding Section 14 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent at its Notice Office and (ii) delivered to the Agent an amount equal to such New Bank's Pro Rata Share of the principal amount of the outstanding Loans, in each case on or prior to August 12, 1997, then, if the Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedules A, B, C and D shall be modified to delete
         --------
any such New Bank and such New Bank's Pro Rata Share shall be retained by the Existing Bank and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.


          16. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                                *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             THREE RIVERS HOLDING CORP.



                             By_________________________________________________
                               Name:
                               Title:



                             THREE RIVERS ACQUISITION CORP.



                             By_________________________________________________
                               Name:
                               Title:



                             SMT HEALTH SERVICES INC.



                             By_________________________________________________
                               Name:
                               Title:



                             BANKERS TRUST COMPANY,
                               Individually and as Agent



                             By_________________________________________________
                               Name:
                               Title:

                             SALOMON BROTHERS HOLDING COMPANY INC



                             By_________________________________________________
                               Name:
                               Title:



                             LASALLE NATIONAL BANK



                             By_________________________________________________
                               Name:
                               Title:



                             PILGRIM AMERICA PRIME RATE TRUST



                             By_________________________________________________
                               Name:
                               Title:



                             PRIME INCOME TRUST



                             By_________________________________________________
                               Name:
                               Title:



                             VAN KAMPEN AMERICAN CAPITAL
                             PRIME RATE INCOME TRUST



                             By_________________________________________________
                               Name:
                               Title:

                             THE ING HIGH INCOME PRINCIPAL
                             PRESERVATION OFFERING, L.P.



                             By_________________________________________________
                               Name:
                               Title:

                                                                      SCHEDULE A
                                                                              to
                                                                 First Amendment
                                                                 ---------------


                                   NEW BANKS
                                   ---------



SALOMON BROTHERS HOLDING COMPANY INC


LASALLE NATIONAL BANK


PILGRIM AMERICA PRIME RATE TRUST


PRIME INCOME TRUST


VAN KAMPEN AMERICAN CAPITAL
 PRIME RATE INCOME TRUST


THE ING HIGH INCOME PRINCIPAL
 PRESERVATION OFFERING, L.P.

                                                                      SCHEDULE B
                                                                              to
                                                                 First Amendment
                                                                 ---------------



                                PRO RATA SHARE
                                --------------



================================================================================
Bank                        Total Term Loan     Total Revolving Loan
                            Commitment and      Commitment and
                            Outstanding Term    Outstanding Revolving
                            Loans               Loans
--------------------------------------------------------------------------------
Bankers Trust Company              24%                 33.3333%
--------------------------------------------------------------------------------
Salomon Brothers                    0%                 33.3333%
Holding Company Inc
--------------------------------------------------------------------------------
LaSalle National Bank               0%                 33.3333%
--------------------------------------------------------------------------------
Pilgrim America Prime              20%                       0%
Rate Trust
--------------------------------------------------------------------------------
Prime Income Trust                 20%                       0%
--------------------------------------------------------------------------------
Van Kampen American                16%                       0%
Capital Prime Rate
Income Trust
--------------------------------------------------------------------------------
The ING High Income                20%                       0%
Principal Preservation
Offering, L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                             100%                     100%
================================================================================

                                                                      SCHEDULE C
                                                                              to
                                                                 First Amendment
                                                                 ---------------



                                  COMMITMENTS
                                  -----------



================================================================================
Bank                 Term Loan       Outstanding       Revolving Loan
                     Commitment      Term Loans        Commitment
--------------------------------------------------------------------------------
Bankers Trust        $ 2,633,852.40  $9,366,147.60     $10,000,000
 Company
--------------------------------------------------------------------------------
Salomon Brothers                  0              0     $10,000,000
 Holding Company
 Inc
--------------------------------------------------------------------------------
LaSalle National                  0              0     $10,000,000
 Bank
--------------------------------------------------------------------------------
Pilgrim America      $ 2,194,877.00  $   7,805,123               0
 Prime Rate Trust
--------------------------------------------------------------------------------
Prime Income         $ 2,194,877.00  $   7,805,123               0
 Trust
--------------------------------------------------------------------------------
Van Kampen           $ 1,755,901.60  $6,244,098.40               0
 American Capital
 Prime Rate
 Income Trust
--------------------------------------------------------------------------------
The ING High         $ 2,194,877.00  $   7,805,123               0
 Income Principal
 Preservation
 Offering, L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                $10,974,385.00  $  39,025,615     $30,000,000
================================================================================

                                                                      SCHEDULE D
                                                                              to
                                                                 First Amendment
                                                                 ---------------



Bankers Trust Company
130 Liberty Street
New York, NY  10006


     Contact:  Gregory Shefrin
     Tel:  212-250-1724
     Fax:  212-250-7218



Salomon Brothers Holding Company Inc
Seven World Trade Center
32nd Floor
New York, NY  10048


     Contact:  Townsend U. Weekes, Jr.
     Tel:  212-783-7628
     Fax:  212-783-2823



LaSalle National Bank
135 South LaSalle Street
Suite 242
Chicago, IL 60674



     Contact:  Ward Nixon
     Tel:  312-904-8339
     Fax:  312-904-4779

Pilgrim America Prime Rate Trust
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004


     Contact:  Howard Tiffen
     Tel:  602-417-8259
     Fax:  602-417-8327



Prime Income Trust
c/o Dean Witter Intercapital, Inc.
72nd Floor
Two World Trade Center
New York, NY  10048


     Contact:  Louis Pistecchia
     Tel:  212-392-5845
     Fax:  212-392-5345



Van Kampen American Capital Prime
Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, IL  60181


     Contact:  Jeffrey Maillet
     Tel:  630-684-6438
     Fax:  630-684-6740



The ING High Income Principal
Preservation Offering, L.P.
333 S. Grand Avenue, Suite 4250
Los Angeles, CA  90071


     Contact:  Kathleen Lenarcic
     Tel:  213-346-3971
     Fax:  213-346-3995




                                      -2-